UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2022

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110, Waltham, MA 02453

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03.	Material Modification to Rights of Security Holders.

On December 5, 2022, Checkpoint Therapeutics, Inc., (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware which (i) effected a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock par value $0.0001 (the “Common Stock”), and (ii) effected a reduction in the number of authorized shares of Common Stock from 135,000,000 to 50,000,000 (the “Authorized Share Reduction”).

The Reverse Stock Split will be effective on December 6, 2022. The Common Stock will be quoted on the Nasdaq Capital Market on a post-split basis at the open of business on December 6, 2022. The Company’s post-reverse split Common Stock has a new CUSIP number, 162828206, but the par value and all other terms of the Common Stock were not affected by the Reverse Stock Split.

The Company’s transfer agent, VStock Transfer, LLC, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates of Common Stock.

The foregoing description of the Amendment and the Reverse Stock Split set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is being filed as Exhibit 3.1 to this Current report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 3, 2022 a majority of the voting power of the Company voted to approve an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2015 Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares of common stock available for issuance under the Incentive Plan, giving effect to the Reverse Stock Split, by 2,100,000 from 900,000 to 3,000,000.

A copy of the Plan Amendment is filed as Exhibit 10.1 to this report and is incorporated by reference in this Item 5.02.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On December 5, 2022, Checkpoint Therapeutics, Inc. issued a press release announcing the Reverse Stock Split. A copy of such press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Checkpoint Therapeutics, Inc.

10.1	Amendment to Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan.

99.1	Press Release, dated December 5, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer